2 Forward Looking Statements Statements in this presentation that are not strictly historical, including any statements regarding Danaher’s estimated or anticipated financial performance and any other statements regarding events or developments that we believe or anticipate will or may occur in the future are "forward looking" statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things: unanticipated, further declines in demand for our COVID-19 related products, the impact of global health crises, the impact of our debt obligations on our operations and liquidity, deterioration of or instability in the global economy, the markets we serve and the financial markets, uncertainties with respect to the development, deployment, and use of artificial intelligence in our business and products, uncertainties relating to national laws or policies, including laws or policies to protect or promote domestic interests and/or address foreign competition, contractions or growth rates and cyclicality of markets we serve, competition, our ability to develop and successfully market new products and technologies and expand into new markets, the potential for improper conduct by our employees, agents or business partners, our compliance with applicable laws and regulations (including rules relating to off-label marketing and other regulations relating to medical devices and the health care industry), the results of our clinical trials and perceptions thereof, our ability to effectively address cost reductions and other changes in the health care industry, our ability to successfully identify and consummate appropriate acquisitions and strategic investments, our ability to integrate the businesses we acquire and achieve the anticipated growth, synergies and other benefits of such acquisitions, contingent liabilities and other risks relating to acquisitions, investments, strategic relationships and divestitures (including tax- related and other contingent liabilities relating to past and future IPOs, split-offs or spin-offs), security breaches or other disruptions of our information technology systems or violations of data privacy laws, the impact of our restructuring activities on our ability to grow, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, changes in tax laws applicable to multinational companies, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, the rights of the United States government with respect to our production capacity in times of national emergency or with respect to intellectual property/production capacity developed using government funding, risks relating to product, service or software defects, product liability and recalls, risks relating to our manufacturing operations and fluctuations in the cost and availability of the supplies we use (including commodities) and labor we need for our operations, our relationships with and the performance of our channel partners, uncertainties relating to collaboration arrangements with third-parties, the impact of deregulation on demand for our products and services, the impact of climate change, legal or regulatory measures to address climate change and our ability to address stakeholder expectations relating to climate change, labor matters and our ability to recruit, retain and motivate talented employees representing diverse backgrounds, experiences and skill sets, non-U.S. economic, political, legal, compliance, social and business factors (including the impact of military conflicts), disruptions and other impacts relating to man-made and natural disasters, inflation and the impact of our By-law exclusive forum provisions. Additional information regarding the factors that may cause actual results to differ materially from these forward looking statements is available in our SEC filings, including our 2023 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the third quarter of 2024. These forward-looking statements speak only as of the date of this presentation and except to the extent required by applicable law, the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise. With respect to the non-GAAP financial measures referenced in the following presentation, calculations of these measures, explanations of what these measures represent, the reasons why we believe these measures provide useful information to investors, a reconciliation of these measures to the most directly comparable GAAP measures, as applicable, and other information relating to these non- GAAP measures can be found in this presentation or in the “Investors” section of Danaher’s web site, www.danaher.com. All references in this presentation (1) to financial metrics relate only to the continuing operations of Danaher’s business, unless otherwise noted; (2) to “growth” or other period-to-period changes refer to year-over-year comparisons unless otherwise indicated; and (3) to operating profit below the segment level exclude amortization. We may also describe certain products and devices which have applications submitted and pending for certain regulatory approvals.

3

4 Current Update Great execution drove a strong finish to 2024 Q4 2024 results consistent with our expectations Q4 core revenue expected to be essentially flat, exceeding our expectations • Bioprocessing performance in line with expectations • Diagnostics slightly above expectations, led by higher respiratory at Cepheid • Life Sciences modestly better-than-anticipated, driven by instrumentation Expect Q4 adjusted operating profit margin consistent with prior guidance • Better-than-expected operational performance offset by FX headwinds

5 Danaher Today All financial metrics reflect FY2024E results 2024E Total Revenue ~$24B DiagnosticsLife Sciences Biotechnology Biotechnology ~$6.8B Life Sciences ~$7.3B Diagnostics ~$9.8B Differentiated positioning, attractive end markets, improved financial profile

Portfolio Transformation Into a Stronger, Better Danaher

2018[1]



Dx
EAS
Dental
LS
~$20B
Total Revenue

Long-Term Core Revenue Growth (anticipated)	**MSD**
Gross Profit Margin	**~56%**
Adjusted Operating Profit Margin	**~21%**
Operating Cash Flow	**~$4B**

Portfolio Exits

~($7.6B)

Annual Revenue Divested [2]

Envista	Veralto
~$2.8B	**~$4.8B**
Dental revenue at 2019 IPO	EAS revenue at 2023 spin

Acquisitions

cytiva	aldevron, abcam
~$5B	**~$1B**
Cytiva 2024E Revenue	Aldevron & Abcam 2024E Revenue

Market Expansion

>$1B

Incremental Annual Respiratory Revenue

Cepheid.

2024E



Dx
BT
LS
~$24B
Total Revenue

Long-Term Core Revenue Growth (anticipated)	**HSD**
Gross Profit Margin [3]	**~60%**
Adjusted Operating Profit Margin [3]	**~29%**
Operating Cash Flow [3]	**>$6B**

Financial profile has improved significantly vs. pre-pandemic

1. Reflects reported revenue for 2018 prior to the presentation of the Dental and Environmental & Applied Solutions businesses as discontinued operations.
2. Reflects reported revenue for the last full year prior to separation.
3. Reflects 2023 actual results

danaher

6

High-Quality Businesses in Attractive End Markets

Leading positions in attractive, fast-growing end markets

- Long-term, strong secular growth drivers
- Regulatory requirements



Applied
Pharma & BioPharma
Rsrch./ Acad.
Strategic End-Market Exposure
Clinical Dx
Molecular Dx

United by a common business model

- Steady consumables stream off extensive installed base
- High value, 'mission-critical' applications



~80%
Recurring Revenue

- Razor/Razor-blade
- Spec'd in
- Service

Enhanced with innovation & DBS to accelerate growth & earnings danaher

Pie charts are a % of 2024E total revenue

7

Leading Bioprocessing Franchise

cytiva

Cell Culture & SUT	Chromatography	Filtration	Drug Product



Cell expansion & production	Clarification	Capture	Viral inactivation	Intermediate	Polishing	Viral filtration	Formulation & sterile filtration	Bulk fill	Drug product fill

~$6B 2024E Bioprocessing Revenue

>75% % of revenue from monoclonal antibodies (mAbs)

>90% Global mAb production volume supported by Cytiva

Cytiva well-positioned for HSD long-term core revenue growth danaher

9

10 Well-Positioned in Life Sciences Pie chart percentages are % of 2024E revenues Expect HSD long-term core revenue growth with opportunity for margin expansion Research & Academic Pharma & Biopharma Applied Clinical Genomics2024E Revenue ~$7.3B • Differentiated positions in genomics, proteomics & analytical instrumentation Strategic End-Market Exposure • >60% recurring revenue • Long-term margin expansion opportunities Attractive Business Models • Accelerating proteomic & genomic research • Helping reduce drug development timelines Breakthrough Innovation

17